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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 19, 2000
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                      HENDERSON CITIZENS BANCSHARES, INC.
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            (Exact name of registrant as specified in its charter)


          Texas                        33-42286                   75-2371232
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(State or other Jurisdiction         (Commission              (I.R.S. Employer
    of Incorporation)                File Number)            Identification No.)


201 West Main Street, Henderson, Texas                                  75653
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(Address of principal executive offices)                              (Zip Code)


                                (903) 657-8521
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 4.   Changes in Registrant's Certifying Accountant.

     On April 19, 2000, the board of directors of the Registrant elected to terminate the audit services of the firm of KPMG, LLP ("KPMG") and appoint the firm of Fisk & Robinson, a Professional Corporation ("F&R") to serve as the Registrant's independent accountants for its fiscal year ending December 31, 2000. On April 28, 2000, the Registrant notified KPMG of its dismissal, and by letter dated June 15, 2000, which was acknowledged by the Registrant on February 13, 2001, the Registrant formally engaged F&R as the Registrant's independent accountants for its fiscal year ending December 31, 2000.

     KPMG audited the Registrant's financial statements for the fiscal years ended December 31, 1999 and 1998. KPMG's reports on the Registrant's financial statements for each of the fiscal years ended December 31, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During each of the fiscal years ended December 31, 1999 and 1998 and subsequent interim period through April 28, 2000, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

     During the fiscal years ended December 31, 1999 and 1998, and the interim period from January 1, 2000 through June 15, 2000, the Registrant did not consult with F&R regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or any matter that was either the subject of a disagreement (as defined in paragraph
(a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

     The Registrant has provided KPMG with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that KPMG provide its response letter, addressed to the United States Securities and Exchange Commission, stating whether it agrees with the statements may by the Registrant in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. Attached as an exhibit to this Form 8-K is KPMG's response in which they stated they are in agreement with the Registrant's statements included in this Form 8-K.

Item 7.   Financial Statements and Exhibits.

     (a) - (b)  Not applicable.
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     (c)  Exhibits - The following materials are filed as exhibits to this
          Current Report on Form 8-K:

          Exhibit No.                   Document Description
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             16.1            Letter from KPMG LLP dated March 23, 2001,
                             regarding change in certifying accountant.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENDERSON CITIZENS BANCSHARES, INC.
                                        (Registrant)


Date: March 23, 2001                    By:  /s/ Milton S. McGee, Jr.
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                                             Milton S. McGee, Jr., President